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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2001
                                                          --------------


                            NOCOPI TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             MARYLAND                      0-20333              87-0406496
             --------                      --------             ----------
    (State or other jurisdiction of      (Commission          (IRS Employer
     incorporation or organization)      File Number)        Identification No.)


           537 Apple Street, W. Conshohocken, Pennsylvania    19428-2903
        ----------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code: 610-834-9600
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant

On March 23, 2002, Registrant engaged the accounting firm Cogen, Sklar, LLP to audit Registrant's financial statements for the year ended December 31, 2001. The engagement of BDO Seidman, LLP, which had been engaged by Registrant to audit its financial statements for prior years, was not renewed. Such firm had not submitted a resignation, nor had it formally declined to stand for re-election as Registrant's auditor.

Except as set forth below, such accountant's report on Registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Accountant's Reports accompanying each of (i) Registrant's financial statements for the year ended December 31, 2000, and (ii) Registrant's financial statements for the year ended December 31, 1999 contained the following statements:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
     Note 11 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The decision to change certifying accountants was approved by Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding March 23, 2002: (A) there were (i) no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; and (ii) no events of the kind described in paragraph (a)(1)(v) of Item 304 of Regulation S-K; and (B) Registrant did not consult the new accountant regarding any matter described in paragraph (a)(2) of Item 304 of Regulation S-K.

Registrant has provided to the former accountant a copy of the disclosures made herein and has asked such former accountant to furnish Registrant with a letter addressed to the Commission stating whether it agrees with the statements made herein by Registrant. A copy of the response of such former accountant will be filed with the Commission within two business days following its receipt by Registrant, but not later than ten business days after the date of filing of this Report on Form 8-K.

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Item 7. Financial Statements and Exhibits

Response of BDO Seidman to Registrant's Inquiry Letter (to be filed by amendment).

Pursuant to the requirements of the Securities Exchange Act of 1934, theRegistrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Nocopi Technologies, Inc.
                                             -------------------------
                                                  (Registrant)


                                             By: /s/ Rudolph A. Lutterschmidt
                                                 ----------------------------
                                                 Rudolph A. Lutterschmidt,
                                                 Chief Financial Officer


Dated: March 26, 2002




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